SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

On February 28, 2023, the Company entered into a preliminary intention agreement (“Intention agreement”) with Shenzhen Juxin Hengying Information Technology Co., Ltd. to sell certain cryptocurrency mining equipment for a total price of approximately $864,000. Both parties shall have no compulsory binding force for the quantity and the price for the goods to be sold set forth in the Intention agreement. The final order will be determined by a separate sales and purchase agreement signed by both parties.

On March 10, 2023, the Company entered into a sales and purchase agreement with Dongguan Yuanyouhui Technology Co., Ltd., pursuant to which the Company sold certain cryptocurrency mining equipment for a total price of approximately $50,000.

On March 10, 2023, the Company entered into a termination agreement (“Agreement”) to cancel the original contract signed with Hong Kong TAS Trading Co, Limited on April 15, 2022, pursuant to which the Company purchased certain cryptocurrency mining equipment at the price of $447,206, and has paid a total of $260,000 on April 29, 2022 and May 4, 2022. According to the Agreement, the Company returned the cryptocurrency mining equipment to the supplier and was waived the liability to the unpaid amount under the original contract.

Upon the full execution of the above agreements, the Company disposed/ will dispose all the remaining cryptocurrency mining machine.

On September 16, 2022, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is currently not in compliance with the minimum bid price requirement set forth under Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of US$1.00 per share. Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s ordinary shares for the 30 consecutive business days from August 4, 2022 through September 15, 2022, the Company no longer meets the minimum bid price requirement. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until March 15, 2023 (the “Compliance Period”), to regain compliance with Nasdaq’s minimum bid price requirement. If at any time during the Compliance Period, the closing bid price per share of the Company’s ordinary shares is at least $1.00 for a minimum of 10 consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.

On March 16, 2023, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) confirming the Company has been granted an additional 180 calendar day period for compliance under its minimum bid price requirement through September 11, 2023 (the “Additional Compliance Period”). The Additional Compliance Period was granted because the Company meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice to Nasdaq of its intention to cure the deficiency during the Additional Compliance Period by effecting a reverse stock split, if necessary. The notification has no immediate effect on the listing of the Company’s ordinary shares, which will continue to trade uninterrupted on Nasdaq under the ticker “TAOP”. To regain compliance with Nasdaq’s minimum bid price requirement, the closing bid price of the Company’s ordinary shares needs to be at least $1.00 per share or greater for at least ten consecutive business days by September 11, 2023, at which time Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.